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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : November 29, 1999

                             LanVision Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                           0-28132             31-1455414
----------------------------             -----------          -------------
(State or other jurisdiction             (Commission          (IRS Employer
     of incorporation)                   File Number)       Identification No.)

               4700 Duke Drive, Suite 170, Mason, Ohio 45040-9374
               --------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code     (513) 794-7100
                                                   -------------------------

Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events.

         On November 29, 1999 Registrant announced that its Common Stock will be listed on The Nasdaq SmallCap Market via an exception from certain listing requirements. See the full text of the News Release attached as
         Exhibit 99.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

         Exhibit No.                Description of Exhibit
         -----------                ----------------------

             99                     News Release dated November 29, 1999 of
                                    LanVision Systems, Inc.

Item 8.  Change in Fiscal Year


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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LanVision Systems, Inc.

Date: November 29, 1999                         By: /s/ J. Brian Patsy
                                                   -----------------------------
                                                    J. Brian Patsy
                                                    Chief Executive Officer


                                INDEX TO EXHIBITS

Exhibit No.          Description of Exhibit

99                   News Release of LanVision Systems, Inc.
                     Dated November 29, 1999




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